UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2009
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

On October 9, 2009, Ireland Inc. (the “Company”) issued an aggregate of 5,915,000 Units under its offshore offering and an aggregate of 730,000 Units under its US offering. Each Unit was sold at a price of $0.45 per Unit and is comprised of one share of the Company’s common stock and one-half of one share purchase warrant. Each full share purchase warrant entitles the holder to purchase an additional share of common stock at an exercise price of $0.75 US per share for a period expiring June 30, 2012.

U.S. Offering

The Company issued a total of 730,000 Units under its US offering at a price of $0.45 per Unit for total proceeds of $328,500 pursuant to the provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). Each of the subscribers under the US private placement offering represented that they were accredited investors as defined under Regulation D of the Securities Act.

This represents the third tranche of the U.S. private placement offering. To date, the Company has issued an aggregate of 1,993,800 Units under the US offering for total proceeds of $897,210. As discussed below, the maximum number of Units available under the US offering has been decreased by 2,361,111 Units to account for an over allotment of Units under the Company’s offshore offering. As a result, a maximum of 5,645,089 Units remain available under the US offering. There are no assurances that the remainder of the U.S. private placement offering will be completed or that the Company will not reallocate additional Units to the offshore offering.

Offshore Offering

The Company issued a total of 5,915,000 Units under its offshore offering at a price of $0.45 per Unit for total proceeds of $2,661,750 pursuant to the provisions of Regulation S of the Securities Act. The Company did not engage in a distribution of the offshore offering in the United States and each of the subscribers represented that they were not a US person (as defined in Regulation S of the Securities Act) and that they were not acquiring the units for the account or benefit of a US person.

This represents the third tranche of the offshore private placement offering. To date, the Company has issued an aggregate of 7,861,111 Units under the offshore private placement offering for total proceeds of $3,537,499.95. This represents an over allotment of 2,361,111 Units from the total number of Units originally approved by the Company’s directors for the offshore offering. To account for the over allotment, the Company decreased the number of Units available under the US offering by an equal number of Units.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Securities Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: October 14, 2009
	By:	/s/ Douglas D.G. Birnie

	Name:	Douglas D.G. Birnie
	Title:	CEO and President